UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
 Amendment No.1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2005

MAGIC MEDIA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29921	65-0494581

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 North Federal Highway, Fort Lauderdale, Florida	33301

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 764-0579

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets

               Acquisition of National Hotel Network and ALW Communications

               On January 6, 2005, Magic Media Networks, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original 8-K") to report the completion of its acquisition of all of the issued and outstanding stock of National Hotel Network, Inc. and ALW Communications, Inc. The Original 8-K is incorporated herein by this reference.  This amendment is being filed to include the financial statements required by Item 9.01 of Form 8-K.

Item 9.01 - Financial Statements and Exhibits

               (a) Financial Statements of Businesses Acquired

               The combined audited financial statements of National Hotel Network, Inc. and ALW Communications, Inc. as of December 31, 2004 and December 31, 2003; and for the years ended December 31, 2003, December 31, 2004 and for the period from Aug 4, 2000 (inception) to December 31, 2004 appear beginning on page F-1 of this Current Report on Form 8-K/A and are hereby incorporated by reference herein.

               (b) Pro Forma Financial Information

               Not Applicable

               (c) Exhibits

Exhibit No.		Description
*	2.1	Stock Purchase Agreement to Acquire National Hotel Television Network, Inc., dated December 31, 2004
*	2.2	Agreement and Plan of Reorganization with ALW Communications, Inc., dated December 31, 2004
*	10.1	Employment Agreement - Hotel TV, Inc. and Alec Lindenauer, dated December 31, 2004.
*	10.2	Employment Agreement - Hotel TV, Inc. and Lou Wolfson, dated December 31, 2004.

* Incorporated by reference to Current Report on Form 8-K filed by the Registrant on January 6, 2005.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 15, 2005

Magic Media Networks, Inc.

Registrant

By:	/s/ Gordon Scott Venters

President

ALW Communications, Inc. and National Hotel Television Network, Inc.

INDEX TO COMBINED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2
Combined Financial Statements:
Balance Sheets as of December 31, 2004 and 2003	F-3
Statements of Operations for the Years Ended December 31, 2004 and 2003	F-4
Statements of Cash Flows for the Years Ended December 31, 2004 and 2003	F-5
Statements of Stockholders' Equity for the Years Ended December 31, 2004 and 2003	F-6
Notes to Financial Statements	F-7

Report of Independent Registered Public Accounting Firm

Michael F. Cronin
Certified Public Accountant
687 Lee Road
Rochester, NY 14606

Board of Directors and Shareholders
ALW Communications, Inc. and National Hotel Television Network, Inc.
Hollywood, Florida

I have audited the accompanying combined balance sheets of ALW Communications, Inc. and National Hotel Television Network, Inc. (the "Company") as of December 31, 2003 and 2004 and the related statements of operations, cash flows and stockholders' equity for the years then ended. The financial statements are the responsibility of the directors. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards established by the Public Company Accounting Oversight Board. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of ALW Communications, Inc. and National Hotel Television Network, Inc.  as of December 31, 2003 and 2004 and the results of their operations, their cash flows and changes in stockholders' equity for the years then ended in conformity with accounting principles generally accepted in the United States.

The Company has incurred operating losses since inception and does not currently have sufficient capital to commence operations. Note 5 of the financial statements addresses Management's Plan regarding the future operations of the Company.

January 10, 2005

/s/ Michael F. Cronin

Michael F. Cronin
Certified Public Accountant

ALW Communications, Inc. and National Hotel Television Network, Inc.
Combined Balance Sheets
(A Development Stage Enterprise)

Assets	12/31/2004	12/31/2003

Current Assets
Cash and cash equivalents	$866	$1,358
Prepaid expenses	700	0

Total current assets	1,566	1,358

Property and equipment (net)	11,127	13,339

Total Assets	$12,693	$14,697

Liabilities and Equity

Current Liabilities:
Line of credit	$9,940	$0
Trade accounts payable	13,461	11,858

Total current liabilities	23,401	11,858

Equity:
Common stock-2,000 authorized, no par value
1,000 issued and outstanding	28,166	25,531
Deficit accumulated during development stage	(38,874)	(22,692)

Total equity	(10,708)	2,839

Total Liabilities and Equity	$12,693	$14,697

See Notes to Financial Statements.

ALW Communications, Inc. and National Hotel Television Network, Inc.
Combined Statements of Operations
(A Development Stage Enterprise)

	Years Ended		8/1/02 (inception) through 12/31/04
	12/31/2004	12/31/2003

Net sales	$33,763	$5,900	$39,663
Costs applicable to sales and revenue	10,039	12,944	22,983

Gross profit	23,724	(7,044)	16,680

Costs and expenses:
Selling, general and administrative expenses	36,164	31,983	88,064
Depreciation and amortization	6,116	3,335	9,451
Interest expense	460	577	1,037

Total costs and expenses	42,740	35,895	98,552

(Loss) from continuing operations before income taxes	(19,016)	(42,939)	(81,872)
Income taxes	0	0	0

Loss from continuing operations before discontinued operations	(19,016)	(42,939)	(81,872)

Discontinued operations:
Income from discontinued operations (net of taxes)	2,834	33,438	42,998

Deficit accumulated during development stage	$(16,182)	$(9,501)	$(38,874)

Basic and diluted net loss per common share	$(16.18)	$(9.50)	$(38.87)

Weighted average common shares outstanding (basic)	1,000	1,000	1,000

See Notes to Financial Statements.

ALW Communications, Inc. and National Hotel Television Network, Inc.
Combined Statements of Cash Flows
(A Development Stage Enterprise)

	Years Ended		8/1/02 (inception) through 12/31/04
	12/31/2004	12/31/2003

Cash flows from operating activities:
Net income (loss)	$(16,182)	$(9,501)	$(38,874)
Adjustments required to reconcile net loss to cash flows
from operating activities:
Depreciation, amortization and bad debts	6,116	3,335	9,451
Accounts receivable	0	0	(3,895)
Prepaid expenses	(700)	0	(700)
Accounts payable and accrued expenses	1,603	11,654	13,461

Net cash used by operating activities	(9,163)	5,488	(20,557)

Cash flows from investing activities:
Purchase of equipment	(3,904)	(16,674)	(20,578)

Net cash used by investing activities	(3,904)	(16,674)	(20,578)

Cash flows from financing activities:
Proceeds from sale of common stock	2,635	11,395	32,061
Loan proceeds	10,129	0	10,129
Loan repayments	(189)	0	(189)

Net cash used by financing activities	12,575	11,395	42,001

Net change in cash	(492)	209	866
Cash-beginning	1,358	1,149	0

Cash-ending	$866	$1,358	$866

See Notes to Financial Statements.

ALW Communications, Inc. and National Hotel Television Network, Inc.
Combined Statements of Stockholders' Equity
(A Development Stage Enterprise)

	Shares	Common Stock	Additional Paid-In Capital	Deficit accumulated during development stage

Balance at December 31, 2002	500	$18,031	$0	$(13,191)
Additional Paid-in capital	0	7,500	0
Net Loss December 31, 2003				(9,501)

Balance at December 31, 2003	500	25,531	0	(22,692)
Stock Issued for Cash	500	2,635
Net Loss December 31, 2004				(16,182)

Balance at December 31, 2004	1,000	$28,166	$0	$(38,874)

See Notes to Financial Statements.

ALW Communications, Inc. and National Hotel Television Network, Inc.
 (a development stage enterprise)

 Summary of Significant Accounting Policies
Year Ended December 31, 2004

Basis of Presentation: The financial statements have been presented in a "development stage" format. Since inception, our primary activities have been raising of capital, obtaining financing and of testing our primary products. We have not commenced our principal revenue producing activities.

The combined financial statements include the accounts of ALW Communications, Inc. and National Hotel Television Network, Inc. These combined financial statements present the historical financial position, results of operations and cash flows for the full two fiscal years up to their acquisition by Magic Media Networks, Inc on December 31, 2004.  The companies combined herein have been treated as an acquisition of a group of related business. As such, these financial statements have been prepared as if they are a single combined business. All significant inter-company accounts and transactions have been eliminated.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Revenue Recognition: All revenue is derived from the production and sale of custom advertising media and its subsequent airing throughout the Company's network. Our primary obligations are to produce a completed video clip (Production revenue) and to air that clip on our network for an initial 90-day period (Air Time revenue). Production revenue is recognized upon the delivery and acceptance of the produced piece while Air Time revenue is recognized ratable over the 90-day period. Agreements provide one sum for both services. Management estimates the portion of the contract sum to be allocated to Production revenue based upon the projected production costs to be incurred. The remaining balance is allocated to Air Time revenue. The network advertising medium is fairly unique and no statistics are currently available to support the nature and extent of its success in reaching a target market. We run produced spots at our own expense in order to generate the quantitative support necessary to eventually market this aspect of our business.

Cash and Cash Equivalents: For financial statement presentation purposes, we consider those short-term, highly liquid investments with original maturities of three months or less to be cash or cash equivalents.

Property and Equipment: Property and equipment are recorded at cost. Depreciation is computed using the double declining balance method over the estimated useful lives of the assets, generally five years. Expenditures for renewals and betterments are capitalized. Expenditures for minor items, repairs and maintenance are charged to operations as incurred. Gain or loss upon sale or retirement due to obsolescence is reflected in the operating results in the period the event takes place. Depreciation expense was $6,116 and $3,335 for 2004 and 2003 respectively. Related accounts are summarized as follows:

	2004	2003

Computers and broadcast equipment	$ 20,578	$16,674
Accumulated depreciation	(9,451)	(3,335)

Net	$ 11,127	$13,339

Summary of Significant Accounting Policies (Cont'd)

Valuation of Long-Lived Assets: We review the recoverability of our long-lived assets including equipment, goodwill and other intangible assets, when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on our ability to recover the carrying value of the asset from the expected future pre-tax cash flows (undiscounted and without interest charges) of the related operations. If these cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. Our primary measure of fair value is based on discounted cash flows. The measurement of impairment requires management to make estimates of these cash flows related to long-lived assets, as well as other fair value determinations.

We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are also tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment, at least annually, and written down to fair value as required

Fair Value of Financial Instruments: Statements of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2004. The respective carrying value of certain on-balance sheet financial instruments approximated their fair values. These financial instruments include cash and cash equivalents, accounts payable and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments since they are short-term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

Income Taxes: The entities are IRC Subchapter "S" corporations and, as such, are not taxed at the corporate level. All items of income or loss are passed through to the shareholders of each company. For any jurisdictions not accepting the federal "S" status we account for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," ("SFAS 109") which requires recognition of estimated income taxes payable or refundable on income tax returns for the current year and for the estimated future tax effect attributable to temporary differences and carry-forwards. Measurement of deferred income tax is based on enacted tax laws including tax rates.

Comprehensive Income: We utilize SFAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income, as defined, includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments, minimum pension liability adjustments, and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in our financial statements since we did not have any changes in equity from non-owner sources.

Summary of Significant Accounting Policies (Cont'd)

Selected Recent Accounting Pronouncements

In December 2002, the FASB approved SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No. 123." The adoption of SFAS No. 148 has had no impact on our financial position or results of operations.

In April 2003, the FASB approved SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 is not expected to apply to our current or planned activities.

In June 2003, the FASB approved SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. SFAS No. 150 is not expected to have an effect on our financial position, results of operations, or cash flows.

In January 2003, FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"). In general, a variable interest entity is a corporation, partnership, trust or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The consolidation requirements of FIN 46 apply immediately to variable interest entities created after January 31, 2003. We adopted the provisions of FIN 46 effective February 1, 2003 and such adoption did not have a material impact on our combined financial statements since we currently have no variable interest entities. In December 2003, the FASB issued FIN 46R with respect to variable interest entities created before January 31, 2003, which among other things, revised the implementation date to the first fiscal year or interim period ending after March 15, 2004, with the exception of Special Purpose Entities ("SPE"). The consolidation requirements apply to all SPEs in the first fiscal year or interim period ending after December 15, 2003. We adopted the provisions of FIN 46R effective December 31, 2003 and such adoption did not have a material impact on our combined financial statements since we currently have no SPEs.

ALW Communications, Inc. and National Hotel Television Network, Inc.
 (a development stage enterprise)

 Notes to Financial Statements
Year Ended December 31, 2004

1. Stockholders' Equity

Capital Stock: The combined companies are authorized to issue 2,000 shares of common stock, no par value, with such rights, preferences and designations as determined by the Board of Directors.

2. Line of Credit

ALW Communications, Inc., has a bank line of credit facility with Bank of America of up to $10,000. The arrangement is personally guaranteed by the Company's President and bears interest at the bank's prime rate + 5%, currently 9.75%. At December 31, 2004, the balance on the line of credit was $9,940 with an available unused balance of $60. The Company must make minimum monthly payments of at least 3% of the outstanding balance.

3. Commitments

The Company leases its offices under a shared agreement with a second tenant for an aggregate of $700 per month. The Company's portion is 1/2 of that amount, however both tenants remain jointly and severally liable for the entire monthly rent. The initial term of the lease is one year ending June 30, 2005 but may be extended one more year at the option of the tenants.

Lease payments and future lease commitments are as follows:

	Minimum	Maximum

Rent incurred and paid in 2004	$2,226	n/a

Rent commitments in 2005	$2,226	$4,200

4. Discontinued Operations

The Company provided consulting services in 2003 and discontinued providing those services in early 2004. The consulting business has been accounted for as a discontinued operation. Therefore, the operating results have been reclassified from continuing to discontinued operations for fiscal 2003. The assets used in the consulting business were found to have alternative uses and were retained by the Company. No tax effects were recorded as the underlying entities are taxed as flow-thorough entities under Subchapter "S" of the IRC.

5. Management's Plan of Operations

The Company is very dependent on the skills, talents and abilities of its founders to assist in implementing its business plan.  Due to its current lack of capital, it is likely that the Company will either raise capital through a private placement or through loans or additional investments by the founders. It does not currently have sufficient capital to operate and must rely on additional sources of financing in order to maintain its current level of operations. During 2003 and into 2004 the Company continued to finance its operations through the issuance of common stock and the line of credit. Monthly expenditures for administrative and regulatory compliance can be controlled at about $1,500-$2,000. Based on current levels of sales the Company has sufficient capital to support its development stage operations through the end of 2005.